UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2018

KLONDEX MINES UNLIMITED LIABILITY COMPANY
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

 KLONDEX MINES LTD.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company   [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[    ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 20, 2018, Hecla Mining Company (“Hecla”) completed the acquisition of Klondex Mines Ltd. (the “Company”) under a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “Plan of Arrangement”) and pursuant to the previously-announced arrangement agreement dated March 16, 2018, by and among the Company, Hecla and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla (as subsequently amended, the “Arrangement Agreement”) (the transaction hereinafter referred to as the “Arrangement”).

As a result of the Arrangement, (i) Hecla acquired all of the issued and outstanding shares of the Company (“Klondex Shares”) for approximately $153,205,757 and 75,276,176 shares of Hecla’s common stock (“Hecla Shares”), and (ii) the Company’s name was changed from Klondex Mines Ltd. to Klondex Mining Unlimited Liability Company and the Company became a wholly owned subsidiary of Hecla.

Klondex shareholders who elected to receive share consideration will receive, for each Klondex Share, 0.6272 of a Hecla Share. Klondex shareholders who elected to receive combined cash and share consideration or who failed to file an election on a timely basis will receive, for each Klondex Share, the combination consideration of $0.8411 in cash and 0.4136 of a Hecla Share. Klondex shareholders who elected to receive cash consideration were subject to proration and will receive, for each Klondex Share, $0.8867 in cash and 0.4020 of a Hecla Share. Additionally, as part of the consideration, each Klondex shareholder will receive 0.125 of a common share of Havilah Mining Corporation, a company formed in connection with the Arrangement for purposes of spinning out Klondex’s Canadian assets.

The foregoing description of the Arrangement and the Arrangement Agreement, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement and the amendments thereto, copies of which were filed, in each case, as Exhibit 2.1, to the Company’s Current Reports on Form 8-K filed with the SEC on March 19, 2018, June 5, 2018 and July 9, 2018. The aforementioned documents are filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in Item 2.01 is incorporated into this Item 3.01 by reference.

The Company notified the NYSE American LLC (the "NYSE American") of the consummation of the Arrangement and conversion of the Klondex Shares. At the request of the Company, the NYSE American filed a notification of removal from listing and/or registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 on July 23, 2018. The Company’s common shares ceased being traded prior to the opening of the market on July 23, 2018 and will no longer be listed on the NYSE American. The Company intends to file a Form 15 with the SEC to suspend its reporting obligations under Section 15(d) of the Exchange Act and terminate its registration under Section 12(g) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 is incorporated into this Item 3.03 by reference.

At the effective time of the Arrangement (the “Effective Time”), each Klondex Share issued and immediately outstanding immediately prior to the Effective Time was converted into the right to receive the Arrangement consideration.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Arrangement, at the Effective Time, the Company became a wholly-owned subsidiary of Hecla.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with, and pursuant to the terms of, the Arrangement, all of the incumbent members of the board of directors of Klondex (the “Board”) resigned from the Board, effective as of the Effective Time. Additionally, each of Paul Huet, the Company’s President and Chief Executive Officer, Barry Dahl, the Company’s Chief Financial Officer, Mike Doolin, the Company’s Chief Operating Officer, Brian Morris, the Company’s Senior Vice President, Exploration, and John Antwi, the Company’s Senior Vice President, Corporate Development and Planning, resigned from their respective positions, effective as of the Effective Time.

Item 7.01 Regulation FD Disclosure.

On July 23, 2018, Klondex and Hecla issued a press release announcing completion of the Arrangement and discussing other matters in connection therewith. A copy of the press release is furnished hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of United States securities laws and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, identified by words or phrases such as “expects”, “is expected”, “anticipates”, “believes”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking statements. Our forward-looking statements involve risks and uncertainties that may cause our actual results to materially differ from such forward-looking statements. Our forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements were made. We do not assume any obligation to update our forward-looking statements if circumstances or management’s beliefs, expectations or opinions should change, except as required by law. For the reasons set forth above, investors should not place undue reliance on our forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith or incorporated herein by reference:

Exhibit	Description

2.1*	Arrangement Agreement dated March 16, 2018 (Incorporated by reference to exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 19, 2018)

2.2	Amending Agreement dated June 4, 2018 (Incorporated by reference to exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2018)

2.3	Amending Agreement dated July 5, 2018 (Incorporated by reference to exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2018)

99.1	Press Release dated July 23, 2018

* Certain schedules have been omitted from this agreement. We will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 24, 2018	KLONDEX MINES UNLIMITED LIABILITY COMPANY

	By:	/s/ Lawrence P. Radford
	Name:	Lawrence P. Radford
	Title:	President